                                                              EXHIBIT 10.3(3)(a)

                                    AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                        1995 EXECUTIVE COMPENSATION PLAN


         A. H. Belo Corporation, a Delaware corporation, pursuant to action of its Board of Directors adopts the following amendments to the A. H. Belo Corporation 1995 Executive Compensation Plan (the "Plan"), with reference to the following facts:

         A. On May 13, 1998, the Board of Directors of the Company declared a two-for-one stock split in the form of a dividend on the Company's Common Stock, payable on June 5, 1998, to shareholders of record on May 22, 1998.

         B. The Board of Directors has authorized the amendments set forth below to provide for the effect of such stock dividend, which amendments take into account shares of Common Stock of the Company (also adjusted for the effect of the stock dividend) issued upon the exercise of stock options prior to the record date of the dividend.

         NOW, THEREFORE, the Plan is amended as follows:

         1. The reference to "5,000,000 shares" that appears in the first sentence of Paragraph 3 of the Plan ("Shares Available Under the Plan") is amended to read "9,867,652 shares".

         2. Paragraph 4(a) of the Plan, relating to limitations on awards under the Plan, is amended in its entirety to read as follows:

         (a) Of the aggregate of 9,867,652 shares reserved for issuance under the Plan, no more than 2,400,000 shares of Common Stock will be issued or transferred as Restricted Stock.

         3. The reference to "5,000,000 shares" in Paragraph 4(b) of the Plan is amended to read "9,867,652 shares", and the reference to "500,000 shares" in Paragraph 4(c) of the Plan is amended to read "1,000,000 shares".

         4. The reference to "Paragraphs 3, 4 and 6" in Paragraph 12 of the Plan ("Adjustments") is amended to read "Paragraphs 3 and 4."

         The foregoing amendments will be effective as of May 22, 1998.

         Executed at Dallas, Texas, this 21st day of July, 1998.


                                  A. H. BELO CORPORATION


                                  By:    /s/ Marian Spitzberg
                                     ------------------------------------------
                                     Vice President, Deputy General
                                     Counsel and Secretary



                                       2